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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                DECEMBER 17, 1999
                                 Date of Report


                             EIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       000-20329                06-1017599
         --------                       ---------                ----------
(State or other jurisdiction      (Commission File No.)        I.R.S. Employer
      of incorporation)                                     (Identification No.)

                               555 HERNDON PARKWAY
                             HERNDON, VIRGINIA 20170
                    (Address of principal executive offices)

                                 (703) 478-9808
              (Registrant's telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

       On December 17, 1999, EIS International, Inc., a Delaware corporation (the "Company"), SER Systeme AG, a German corporation ("Parent") and SERSYS Aquisition Corporation ("Sub"), a Delaware corporation that is a wholly-owned subsidiary of SER (USA), Inc. ("SER USA"), a Delaware corporation that is a wholly-owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the "Merger Agreement"), which is incorporated herein by reference as Exhibit
2.1. The following summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement. The Merger Agreement provides, subject to certain conditions as described therein, for the commencement of a cash tender offer (the "Offer") to purchase all of the outstanding shares of the Company's common stock, without par value, including the associated preferred stock purchase rights ("Shares"), at a price of $6.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal filed by Parent and Sub with the Securities and Exchange Commission on December 23, 1999 (collectively, the "Offer Documents") and, together with the Company's recommendation of the tender offer, mailed to the Company's shareholders on the same date. The obligation of Sub to accept for payment and pay for Shares tendered pursuant to the Offer is subject to at least 50% of the outstanding Shares being validly tendered and certain other conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act, that are described in the Merger Agreement and the Offer Documents.

       The Merger Agreement provides that, among other things, as soon as practicable after the consummation of the Offer and the satisfaction or waiver of the other conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"), Sub will be merged with and into the Company (the "Merger"), whereupon the separate existence of Sub will cease and the Company will continue as the surviving corporation. Upon consummation of the Merger, each outstanding Share (other than (i) each Share held by the Company as treasury stock or each Share held by Parent or any subsidiary of Parent, and (ii) any Shares held by any holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Section 262 of the DGCL) will be converted into and represent the right to receive $6.25 in cash or any higher price per Share that may be paid in the Offer, without interest.

       On December 20, 1999, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

       In connection with the approval of the Merger Agreement and the transactions contemplated therein, including the Offer and Merger, the Company's Board of Directors also amended that certain Rights Agreement (the "Rights Agreement"), dated as of May 16, 1997, between the Company and BankBoston, N.A. as Rights Agent, to provide that Parent's or Sub's acquisition of the Shares pursuant to the Offer or the Merger, if in either case conducted pursuant to the terms of the Merger Agreement, shall not cause the Rights (as such term is defined in the Rights Agreement) to separate from the Shares. A copy of the Form of the First Amendment to the Rights Agreement is incorporated herein by reference as Exhibit 99.2.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired. No financial statements are required to be filed in connection with this transaction pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information. No pro forma financial statements are required to be filed in connection with this transaction pursuant to Rule 11-01 of Regulation S-X.

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:

       EXHIBIT NO.          DESCRIPTION OF EXHIBIT
       -----------          ----------------------

          2.1               Agreement and Plan of Merger, dated as of December
                            17, 1999, among EIS International, Inc., a Delaware corporation, SER Systeme AG, a German corporation and SERSYS Acquisition Corporation (incorporated by reference to Exhibit (c)(i) to the Company's
                            Schedule 14D-9 filed on December 23, 1999).

          99.1 Joint Press Release, dated December 20, 1999, issued by EIS International, Inc. and SER Systeme AG
                            (incorported by reference to Exhibit (a)(10) to the Company's Schedule 14D 9 filed on December 23,
                            1999).

          99.2 Form of the First Amendment to the Rights Agreement, dated December 17, 1999.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EIS INTERNATIONAL, INC.

Date: December 30, 1999               By:  /s/ James E. McGowan
                                           -------------------------------------
                                           James E. McGowan
                                           President and Chief Executive Officer







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                                  EXHIBIT INDEX

       EXHIBIT NO.          DESCRIPTION OF EXHIBIT
       -----------          ----------------------

          2.1               Agreement and Plan of Merger, dated as of December
                            17, 1999, among EIS International, Inc., a Delaware corporation, SER Systeme AG, a German corporation and SERSYS Acquisition Corporation (incorporated by reference to Exhibit (c)(i) to the Company's
                            Schedule 14D-9 filed on December 23, 1999).

          99.1 Joint Press Release, dated December 20, 1999, issued by EIS International, Inc. and SER Systeme AG
                            (incorported by reference to Exhibit (a)(10) to the Company's Schedule 14D 9 filed on December 23,
                            1999).

          99.2 Form of the First Amendment to the Rights Agreement, dated December 17, 1999.





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